UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2003

Alliant Techsystems Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10582	41-1672694
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

5050 Lincoln Drive Edina, Minnesota		55436-1097
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code: (952) 351-3000

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(c)           Exhibits.

Exhibit No.	Description
99.1	Transmittal Letter
99.2	Certification by the Chief Executive Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
99.3	Certification by the Chief Financial Officer Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Item 9.  Regulation FD Disclosure

On February 11, 2003, Alliant Techsystems Inc. (the “Company”) filed its Quarterly Report on Form 10-Q as of and for the fiscal quarter ended December 29, 2002 with the Securities and Exchange Commission. Accompanying the Quarterly Report as correspondence were the transmittal letter and certifications of the Company’s Chief Executive Officer, Paul David Miller, and Chief Financial Officer, Eric S. Rangen, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. That transmittal letter and those certifications are attached as exhibits to this Current Report on Form 8-K.

The transmittal letter and certifications attached as exhibits hereto are being furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and are not being filed as part of the Company’s Quarterly Report on Form 10-Q for the quarter ended December 29, 2002 or as a separate disclosure document. The information included in this Current Report on Form 8-K (including the exhibits hereto) is furnished pursuant to Item 9 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that Section or Sections 11 and 12(a)(2) of the Securities Act of 1933. This Current Report (including the exhibits hereto) will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ALLIANT TECHSYSTEMS INC.

By:	/s/ Ann D. Davidson
Name: Ann D. Davidson
Title: Vice President, General Counsel and Corporate Secretary

Date:  February  11, 2003